1st Quarter 2022 Financial Results and Update on Clinical Development Programs May 10, 2022 Exhibit 99.2

This presentation contains certain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical or present facts, are forward-looking statements, including statements regarding our future financial condition, future revenues, projected costs, prospects, business strategy, and plans and objectives of management for future operations, including our plans to submit for regulatory filings. In some cases, you can identify forward-looking statements by terminology such as “believe,” “will,” “may,” “might,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “project,” “model,” “should,” “would,” “plan,” “expect,” “predict,” “could,” “seek,” “goal,” “potential,” or the negative of these terms or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. These statements are based on our intentions, beliefs, projections, outlook, analyses, or current expectations using currently available information, and are not guarantees of future performance, and involve certain risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove to be correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements. Any differences could be caused by a number of factors including but not limited to: our expectations regarding the timing, costs, conduct, and outcome of our clinical trials, including statements regarding the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for our product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; our ability to obtain funding for our operations, including funding necessary to complete further development and commercialization of our product candidates; our plans to research, develop, and commercialize our product candidates; the commercialization of our product candidates, if approved; the rate and degree of market acceptance of our product candidates; our expectations regarding the potential market size and the size of the patient populations for our product candidates, if approved for commercial use, and the potential market opportunities for commercializing our product candidates; the success of competing therapies that are or may become available; our expectations regarding our ability to obtain and maintain intellectual property protection for our product candidates; the ability to license additional intellectual property relating to our product candidates and to comply with our existing license agreements; our ability to maintain and establish relationships with third parties, such as contract research organizations, contract manufacturing organizations, suppliers, and distributors; our ability to maintain and establish collaborators with development, regulatory, and commercialization expertise; our ability to attract and retain key scientific or management personnel; our ability to grow our organization and increase the size of our facilities to meet our anticipated growth; the accuracy of our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing; our expectations related to the use of our available cash; our ability to develop, acquire, and advance product candidates into, and successfully complete, clinical trials; the initiation, timing, progress, and results of future preclinical studies and developments and projections relating to our competitors and our industry; the impact of governmental laws and regulations and regulatory development in the United States and foreign countries; the impact of the coronavirus disease (COVID-19) on our clinical trials, our supply chain, and our operations; and other risks and uncertainties, including those described under the heading “Risk Factors” included in our most recent Annual Report on Form 10-k for the year ended December 31, 2021, filed with the U.S. Securities and Exchange Commission (SEC) on February 28, 2022. Additional factors that could cause actual results to differ materially from our expectations can be found in our Securities and Exchange Commission filings. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors, nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Omaveloxolone, bardoxolone methyl, and RTA 901 are investigational drugs, and their safety and efficacy have not been established by any agency.

Today’s Agenda Opening Remarks | Warren Huff, CEO Development Update | Colin Meyer, MD, Chief Innovation Officer Development Update | Seemi Khan, MD, Chief Medical Officer Commercial Update | Dawn Bir, Chief Commercial Officer Financial & Operational Update | Manmeet Soni, President Concluding Remarks | Warren Huff, CEO

Update on Omaveloxolone Program in Friedreich's Ataxia

2021

3Q21
Pre-NDA meeting with FDA

4Q21
FDA granted Fast Track Designation

4Q21
FDA granted Rolling NDA Submission/ Review

2022

1Q22
Rolling NDA Submission initiated and completed

2Q22
FDA granted Rare Pediatric Disease Designation

2Q22
Anticipated FDA decision on NDA acceptance

4Q22
Anticipated FDA PDUFA date if under Priority Review

2023

1Q23
Anticipated FDA PDUFA date if under Standard Review

✓ U.S. Launch preparation efforts underway

✓ MAA filing in Europe planned for 4Q 2022

NDA: New Drug Application; FDA: United States Food & Drug Administration; MAA: Marketing Authorization Application; PDUFA: Prescription Drug User Fee Act

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eGFR: estimated glomerular filtration rate We continue to work with the FDA to confirm our next steps on our Alport syndrome program FALCON protocol amended Type A meeting completed Kyowa Kirin’s Phase 3 AYAME Outcomes Trial Last patient visit expected 2H 2022 FDA stated primary endpoint of eGFR change from baseline at Week 108 was reasonable Update on Bardoxolone Program in Chronic Kidney Disease

Omaveloxolone in Friedreich’s Ataxia

Friedreich's Ataxia – Rare, Progressive, Life-Shortening, Neuromuscular Disease



Caused by epigenetic silencing of frataxin
Impaired mitochondrial function, suppressed Nrf2 expression, which impairs energy production[1-3]

Mean survival in mid-thirties[4]
Typically diagnosed in teens,[5] wheelchair-dependent in twenties[6]

Numerous failed trials
No approved therapies that can delay functional deterioration

Rare recessive form of ataxia
In U.S., an estimated 4,000 patients are diagnosed[7] with Friedreich's ataxia out of 5,000 total[8]

MOXIe

[1]Poburski D., Biology Open 2016; [2]D'Oria V., Int. J. Mol. Sci. 2013; [3]Paupe V., PLoS ONE 2009; [4]Tsou A.Y., J Neurol Sci 2011; [5]Rummey C., Neurol Genet 2019; [6]Rummey C., EClinicalMedicine. 2020; [7]2020 IQVIA claims data and projected diagnosed; [8]Estimated by Reata and the Friedreich's Ataxia Research Alliance (FARA) based on publicly available data and from Vankan P, J Neurochem 2013

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Clinical Trials in FA Challenging Due to Limited Number of Patients Available for Clinical Research

Limited number of patients available for clinical trials since FA is a rare disease

- ~5,000 patients in the US[1] with FA with ~4,000 diagnosed[2]
- At the time of MOXIe conduct, only 7 specialty centers trained to conduct FA clinical research[3]

MOXIe is one of the largest interventional international trials completed to date and the only trial to demonstrate a significant effect on a functional endpoint that could support approval

Relatively small number of patients available for future trials with design similar to MOXIe

- 1,200 patients have volunteered for clinical research[4]
- Over 250 patients screened over 3 years to enroll 172 patients in MOXIe Part 1 and Part 2



[1]Estimated by Reata and the Friedreich's Ataxia Research Alliance (FARA) based on publicly available data and from Vankan P, J Neurochem 2013; [2]2020 IQVIA claims data and projected diagnosed; [3]From the FARA "Clinical Network & Trials" website, consulted in October 2017; [4]Personal communication from the FA-COMS PI, Dr. David Lynch, MD PhD, Children's Hospital of Philadelphia, Philadelphia, PA, U.S.; FA: Friedreich's ataxia

MOXIe a study in Friedreich's ataxia
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Clinical Trials in FA Challenging Due to Very Slow Rate of Progression Despite relentless progression and early mortality, patients progress over four decades Progression over one year is clinically meaningful to patients yet relatively small versus the course of the disease Outcome measures have been developed and validated to be able to measure progression over one year Friedreich's Ataxia Research Alliance (FARA) worked with FDA to define sensitive, clinically meaningful endpoint for FA Adapted FARS exam, which was previously developed by FA researchers Removed neurological signs that are not clinically meaningful Total score of four sections range from 0 to 99 Higher scores associated with worsening of neurological function FARS: Friedreich’s Ataxia Rating Scale; mFARS: modified Friedreich’s Ataxia Rating Scale Bulbar Upper Limb Lower Limb Upright Stability mFARS Sections

mFARS: Clinical Impact of 1 Point Worsening

Section		Representative Assessment	Examples of 1-Point Worsening	Clinical Impact
Upper Limb Coordination		Finger taps (15 times in 6 seconds)	**Score 1** misses 1-3 taps ↓ **Score 2** misses 4-9 taps	Deterioration may mean loss of ability to type
Upright Stability		Time maintaining stance on dominant foot (3 attmepts)	**Score 3** >15 to < 30 sec ↓ **Score 4** <15 sec or needs assistance	Shortened stance may preclude activities such as standing at sink to wash dishes
Lower Limb Coordination		Heel to shin taps (8 times)	**Score 2** misses shin 3-5 times ↓ **Score 3** misses shin > 5 times	Increasing spasticity or weakness with impaired ambulation
Bulbar Function		Spontaneous speech (read or repeat specific sentences)	**Score 1** all or most words understandable ↓ **Score 2** most words not understandable	Impaired ability to communicate

Subramony S., Neurology 2005; Patel M., Ann. Clin. Transl. Neurol. 2016

10

Friedreich’s Ataxia Clinical Outcome Measures (FA-COMS) Longitudinal Natural History Study Global, multicenter network of clinical research centers specializing in FA1 Enrolling up to 2,000 patients with FA Collecting quantitative serial clinical data including mFARS Patients are assessed annually and followed for up to 25 years Interim results show that patients with FA worsen by an average of approximately two mFARS points per year2 Cohort of patients aged 16 to 40 years mFARS scores had meaningful changes within one year Other outcome measures move at a slower pace and require more than one year to show progression 1ClinicalTrials.gov Identifier: NCT03090789; 2Patel M., Ann Clin Transl Neurol. 2016, data from 812 patients and 426 patients at baseline in the overall and 16-40 year old baseline age cohorts respectively; SD: Standard Deviation  Mean (SD) Change from Baseline in mFARS2 Years from Baseline 16-40 y Baseline Age Cohort 1 2 3 4 5 Overall Cohort 1.91 (6.34) 4.24 (7.14) 5.85 (7.27) 8.22 (8.49) 9.62 (8.30) 16-40 Years Baseline Age Cohort 1.04 (5.31) 3.83 (6.32) 5.12 (6.96) 7.92 (7.27) 9.06 (7.55) Change in mFARS Over Time in FA-COMS Natural History Study2

MOXIe Part 2 Met the Primary Endpoint One of the largest completed global interventional studies in patients with FA Prespecified full analysis set (FAS) included patients without pes cavus and with at least one post-baseline measurement MMRM used for primary endpoint Site and baseline mFARS used as covariates All mFARS values at all time points included in analysis No imputation for missing data in the primary analysis mFARS Change from Baseline (FAS) Worsened Improved 2 1 0 -1 -2 -3 0 12 24 36 48 Placebo (n=42) Omav (n=40) +0.85 pts -1.55 pts Difference = 2.40 (p=0.014) Change from Baseline in mFARS Study Week

Omav Placebo Treatment Difference (95% CI) p-value Primary Endpoint (FAS) 40 42 -2.40 (-4.31, -0.50) 0.014 ANCOVA (FAS)1 34 41 -2.83 (-4.85, -0.81) 0.0068 Treatment-Based Imputation (FAS) 40 42 -2.38 (-4.41, -0.35) 0.022 Control-Based Imputation (FAS) 40 42 -2.14 (-4.18, -0.10) 0.040 Pes Cavus Population 10 10 -1.19 (-5.19, 2.82) 0.5379 All Randomized Population 51 52 -1.93 (-3.70, -0.15) 0.034 MOXIe Part 2: Prespecified Sensitivity Analyses Support Robustness of Primary Endpoint All analyses conducted using MMRM unless otherwise noted. 1Post-hoc analysis conducted using ANCOVA; CI: Confidence Interval Favors Placebo Favors Omaveloxolone All sensitivity analyses favored omaveloxolone

MOXIe Extension Trial Update 1As of August 2021 data cut-off MOXIe Extension is an ongoing, long-term extension trial Assessing the safety and tolerability of omaveloxolone in patients with FA Patients that completed MOXIe Part 1 or Part 2 were eligible to enroll No new safety signals have been identified in the MOXIe Extension trial Part 2 Full Analysis Set (FAS) Part 2 All Randomized (ARP) Part 1 Intent-to-Treat (ITT) Enrolled in MOXIe Part 2 or Part 1 82 103 69 Completed Week 48 of MOXIe Part 2 or Week 12 of MOXIe Part 1 75 (91%) 94 (91%) 67 (97%) Completers Enrolled in MOXIe Extension 73 (97%) 92 (98%) 57 (85%) Continuing in MOXIe Extension 64 (88%) 80 (87%) 45 (79%) MOXIe Part 2, Part 1, and Extension Patient Disposition1

Delayed Start Analysis of mFARS Data Demonstrates Persistent Effect on Disease Course

Delayed-Start Analysis of mFARS data demonstrates that separation observed at Week 48 of MOXIe Part 2 is maintained at Extension Week 72

- Similar magnitude of separation observed at all time points beyond Extension Week 72
- Extension Week 120 completers analysis demonstrates low rate of progression for patients with ~2.5 years of treatment in the extension


Change from Baseline in mFARS
LS Means ± SE
MOXIE Part 2
MOXIE Extension
Week 48
(Δ1)
Ext. 72
(Δ2)
Off - treatment
Omav-to-Omav
Placebo-to-Omav
0 4 12 18 24 36 48 52 Ext. 24 Ext. 48 Ext. 72 Ext. 96 Ext. 120
Study Week

	0	4	12	18	24	36	48	52	Ext. 24	Ext. 48	Ext. 72	Ext. 96	Ext. 120
Placebo-Omav (n)	42	42	42	41	41	41	41	39	27	22	14	13	11
Omav-Omav (n)	40	40	40	38	36	35	34	34	28	20	17	21	11


Change from Baseline in mFARS Ext. Week 120 Completers
LS Means ± SE
MOXIE Part 2
MOXIE Extension
Off - treatment
Omav-to-Omav
Placebo-to-Omav
0 4 12 18 24 36 48 52 Ext. 24 Ext. 48 Ext. 72 Ext. 96 Ext. 120
Study Week

	0	4	12	18	24	36	48	52	Ext. 24	Ext. 48	Ext. 72	Ext. 96	Ext. 120
Placebo-Omav (n)	11	11	11	11	11	11	11	11	11	10	6	6	11
Omav-Omav (n)	11	11	11	11	11	11	10	11	11	10	4	7	11

MOXIe

LS mean changes are estimated from a mixed model repeated measures analysis using all available data from scheduled MOXIe Part 2 and MOXIe Extension visits (through Extension Week 120); Data from August 2021 Data Cut-off (same as used in NDA); Week 120 Completers are patients with an mFARS assessment at Extension Week 120; SE: Standard Error

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Parallel Trajectories between Treatment Groups and Low Progression Rates are Consistent with Altered Disease Course All extension data from FAS patients through Extension Week 120 used to calculate annualized progression rates Mean treatment duration of approximately 2 years with 12% drop-out rate Total of 257 mFARS assessments from 73 patients 1Extension data as of August 2021 (Part 2 Full Analysis Set); 252 weeks after entry in MOXIe Part 2 = Extension baseline; 3 Change at Year 3 divided by 3, from Patel M., Ann Clin Transl Neurol. 2016 mFARS Change Per Year MOXIe Part 2 placebo-treated patients Week 52 (n=39)2 1.42 FA-COMS Natural History average change over 3 years3 Overall cohort 1.95 Age 16-40 cohort 1.71 MOXIe Extension Annualized mFARS Change per Year (± SE)1 Average mFARS Change per Year mFARS Change per Year Omav-to-Omav (n=34) 0.27 ± 0.59 Placebo-to-Omav (n=39) 0.45 ± 0.38 Difference -0.18 ± 0.67 p=0.79

Chronic Kidney Disease Program Updates

FALCON Phase 3 Study of Bardoxolone in Patients with ADPKD ADPKD: Autosomal dominant polycystic kidney disease; CKD: Chronic kidney disease ADPKD is the most common hereditary form of CKD International, multi-center, randomized, double-blind, placebo-controlled Phase 3 trial of bardoxolone in patients with ADPKD Recently filed protocol amendment and completed a Type A meeting with FDA Division stated that proposed primary endpoint of eGFR change from baseline at Week 108 (eight weeks after planned drug discontinuation) was reasonable FDA agreed with addition of pediatric patients (12-17 years) FDA confirmed that if the FALCON trial is positive, it could support registration of bardoxolone in ADPKD More than 550 patients are currently enrolled in the trial with planned enrollment of 850 patients

RTA 901 HSP90 Modulator for Diabetic Neuropathy

RTA 901: Phase 2 Study in Patients with Diabetic Peripheral Neuropathic Pain (DPNP)

RTA 901 is a novel, small-molecule, orally bioavailable C-terminal Hsp90 inhibitor and Hsp70 inducer[1]

DPNP is a serious complication of diabetes mellitus[2-4]

- Associated with substantial morbidity, including often debilitating peripheral neuropathic pain
- Approximately 4 million patients in the U.S. are affected with moderate or severe DPNP

Phase 1 study in healthy volunteers is complete

- Well tolerated with no safety signals, drug discontinuations, or SAEs
- Favorable PK profile

Phase 1 clinical pharmacology studies including a drug-drug interaction study have been initiated

Phase 2 randomized, placebo-controlled study to evaluate safety and efficacy in patients with DPNP-expected to begin enrolling in the fourth quarter of 2022


HSP90
N-terminus
C-terminus
Inactive HSF1
nucleus
HSP90
N-terminus
C-terminus
RTA 901
Active HSF1
Hsp70 molecular chaperone
nucleus

[1]Burlison J.A., J Am Chem Soc. 2006; [2]Xu L., Anesth Analg. 2022; [3]Price R., Neurology. 2022; [4]U.S. Food and Drug Administration. The Voice of the Patient Neuropathic Pain Associated with Peripheral Neuropathy. February 2017;
PK: Pharmacokinetic;; AAN: American Academy of Neurology; Hsp90: Heat shock protein 90; Hsp70: Heat shock protein 70; HSF1: Heat shock factor 1; SAE: Serious Adverse Event

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 Commercial Update

Listening to and Learning From the FA Community

Commercial Readiness Efforts-Completed

- ✓ New **ICD-10 claims** data analysis complete
- ✓ US Friedreich's ataxia **patients identified** and linked to treating HCPs
- ✓ **Patient chart audit** conducted to evaluate FA treatment dynamics
- ✓ Draft **label testing** research with HCPs currently treating FA
- ✓ **HCP Disease Awareness** developed
- ✓ **FA patient disease education continues** through social, digital and web platforms
- ✓ HCP, Patient and Payer **landscape analysis complete**. Launch strategy development is underway.

HCP Disease Awareness Campaign Under Development



FACT:
Loss of balance is an early sign of Friedreich's Ataxia (FA), but it may not be this obvious.
Initial symptoms of FA can be vague and overlap with other conditions.
However, FA is the most common inherited ataxia. Will you recognize it when you see it?
Think FA FIRST when you see any combination of these symptoms:
Falls
(gait ataxia)
Imbalance
(proprioception loss)
Reflex loss
(areflexia)
Sensation loss
(peripheral neuropathy)
Tiredness
(fatigue)

HCP: Health Care Provider

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Preparing for Launch Execution - Now and Next Launch Operations-Completed Launch Operations- Underway Patient access and adherence program development Sales force sizing and territory alignment Messaging, materials and tactical launch plan development underway Core commercial functions are in place. Field sales force and additional commercial hiring this year. Health economic and value work initiated Data, systems & infrastructure designed and ready for implementation Payer mix determined for addressable market Payer engagement initiated in March, communicating FA disease severity and need for treatment Product distribution services-Limited specialty pharmacy network designed. Partners selected Patient access services partner selected Launch readiness review process ensures internal cross-department preparedness Brand name and logo selected

 Financial & Operational Update

Financial Summary – 1Q 2022 vs 4Q 2021 vs 1Q 2021 1Excludes stock-based compensation expenses; 2Excludes various adjustments, including stock-based compensation expenses, non-cash interest expense from liability related to sale of future royalties; see the next slide for a reconciliation between GAAP and non-GAAP measures. GAAP: Generally Accepted Accounting Principles; M: Million Updated Cash Guidance: Based on our operational plans, we reaffirm our cash guidance runway through the end of 2024 Key Items at March 31, 2022 Cash and cash equivalent $532.0M Total shares outstanding 36.4M 31.5M class A shares outstanding 4.9M class B shares outstanding

Reconciliation of GAAP to Non-GAAP Financial Measures - 1Q 2022 vs 4Q 2021 vs 1Q 2021

Concluding Remarks

Reata at a Glance Completed rolling submission of NDA for omaveloxolone in FA in first quarter of 2022 Plan to submit MAA for omaveloxolone in the fourth quarter of 2022 Plan to initiate Phase 2 study of RTA 901 in DPNP in fourth quarter of 2022 FDA stated primary endpoint of eGFR change from baseline at Week 108 was reasonable >550 patients enrolled in FALCON Received CRL and will work with FDA to confirm next steps on Alport program Strong cash position Worldwide commercial rights to all pipeline assets1 Robust IP protection for omaveloxolone, RTA 901, and bardoxolone Neurology Pipeline CKD Pipeline Global Opportunity 1Ex-Asia for bardoxolone IP: Intellectual Property

Thank you